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                                                                   Exhibit 10(a)

     STEPHEN E. ROTH
DIRECT LINE: (202)383-0158
Internet: sroth@sablaw.com



                                   April 27, 2000



Board of Directors
GE Life and Annuity Assurance
  Company
6610 West Broad Street
Richmond, VA  23230

               Re:  GE Life & Annuity Separate Account 4
                    ------------------------------------

Ladies and Gentlemen:

     We hereby consent to the reference to our name under the caption "Legal Matters" in the Statement of Additional Information filed as part of the Post-Effective Amendment No. 2 to the Registration Statement on Form N-4 filed by GE Life & Annuity Separate Account 4 for certain variable annuity policies (File No. 333-63531). In giving this consent, we do not admit that we are in the category of persons whose consent is required under Section 7 of the Securities Act of 1933.

                                   Very truly yours,


                                   SUTHERLAND ASBILL & BRENNAN LLP



                                   By:/s/ Stephen E. Roth
                                      -----------------------------
                                      Stephen E. Roth